Exhibit 99.1

Guidewire Software Announces Third Quarter Fiscal 2018 Financial Results

Foster City, CA - June 5, 2018 - Guidewire Software, Inc. (NYSE: GWRE), a provider of software products to Property and Casualty insurers, today announced its financial results for the fiscal quarter ended April 30, 2018.

“We exceeded our revenue and non-GAAP profitability guidance for the third quarter of fiscal 2018 in the context of an incrementally increasing proportion of our new sales coming in the form of cloud-based subscriptions,” said Marcus Ryu, chief executive officer, Guidewire Software. “As part of their transformation journeys, P&C insurers are seeking their trusted technology partners to shoulder an increasing share of the complexity of their core system environments. Consonant with this trend, we closed two additional InsuranceSuite cloud sales during the quarter and advanced similar conversations with both new and existing customers.”

Ryu continued, “We also completed an important capital raise that strengthens our balance sheet and provides us the means to act on investment opportunities that advance our industry platform mission.”

Third Quarter Fiscal 2018 Financial Highlights

Revenue

•
Total revenue for the third quarter of fiscal 2018 was $140.5 million, an increase of 14% from the same quarter in fiscal 2017. License and other revenue was $50.4 million, a decrease of 15%, services revenue was $71.4 million, an increase of 50%, and maintenance revenue was $18.7 million, an increase of 11%.

•	Rolling four-quarter recurring revenue was $334.4 million for the period ended April 30, 2018, an increase of 10% compared to the same metric for the period ended April 30, 2017.
Profitability

•	GAAP loss from operations was $29.2 million for the third quarter of fiscal 2018, compared with loss of $4.3 million in the comparable period in fiscal 2017.

•	Non-GAAP income from operations was $2.3 million for the third quarter of fiscal 2018, compared with income of $17.1 million in the comparable period in fiscal 2017.

•
GAAP net loss was $48.6 million for the third quarter of fiscal 2018, compared with a net loss of $1.8 million for the comparable period in fiscal 2017. GAAP net loss per share was $0.62, based on diluted weighted average shares outstanding of 78.8 million, compared with $0.02 net loss per share for the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 74.2 million.

•
Non-GAAP net income was $3.9 million for the third quarter of fiscal 2018, compared with a net income of $12.3 million in the comparable period in fiscal 2017. Non-GAAP net income per diluted share was $0.05, based on diluted weighted average shares outstanding of 80.4 million, compared with net income per diluted share of $0.16 in the comparable period in fiscal 2017, based on diluted weighted average shares outstanding of 75.2 million.

Liquidity

•
The Company had $1,158.5 million in cash, cash equivalents and investments at April 30, 2018, compared with $687.8 million at July 31, 2017. The increase was due to total net proceeds of $608.2 million related to the public offering of our common stock and convertible notes offering, partially offset by the use of approximately $130.1 million of cash in connection with the acquisition of Cyence.

Business Outlook
Guidewire is issuing the following outlook for the fourth quarter and fiscal 2018 based on current expectations:

(in $ millions, except per share outlook)	Fourth Quarter Fiscal 2018			Full Year Fiscal 2018
Revenue	234.0	-	240.0	647.0	-	653.0
License and other revenue	141.0	-	147.0	306.0	-	312.0
Maintenance revenue	19.0	-	20.0	76.0	-	77.0
Services revenue	71.0	-	75.0	262.0	-	266.0
GAAP operating income (loss)	45.5	-	51.5	(17.1)	-	(11.1)
Non-GAAP operating income	78.0	-	84.0	104.0	-	110.0
GAAP net income (loss)	65.8	-	74.5	(37.3)	-	(28.6)
GAAP net income (loss) per share	0.80	-	0.91	(0.48)	-	(0.37)
Non-GAAP net income	58.8	-	63.2	83.3	-	87.7
Non-GAAP net income per share	0.72	-	0.77	1.05	-	1.11
Non-GAAP operating income (loss) excludes stock-based compensation expense and amortization of intangible assets. Non-GAAP net income (loss) excludes stock-based compensation expense, amortization of intangible assets, and the amortization of debt discount and issuance costs from our convertible notes and the related tax effects. The GAAP and non-GAAP estimated annual tax rates used to compute net income and EPS exclude discrete items such as forecasted tax benefits related to stock-based compensation, and are impacted by the passage of the Tax Cuts and Jobs Act.

Conference Call Information

What:	Guidewire Software Third Quarter Fiscal 2018 Financial Results Conference Call

When:	Tuesday, June 5, 2018

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(800) 239-9838, Domestic
(323) 794-2551, International

Replay:	(844) 512-2921, Passcode 1354910, Domestic
(412) 317-6671, Passcode 1354910, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income, Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. These Non-GAAP financial measures exclude stock-based compensation, amortization of intangibles, and the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of these adjustments for Non-GAAP net income (loss) and Non-GAAP net income (loss) per share.
Guidewire believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.
Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Guidewire Software
Guidewire delivers the software that Property and Casualty (P&C) insurers need to adapt and succeed in a time of rapid industry change. We combine three elements -- core operations, data and analytics, and digital engagement -- into an insurance platform that enhances insurers’ ability to engage and empower their customers and employees. More than 300 P&C insurers around the world have selected Guidewire. For more information, please visit www.guidewire.com. Follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenues; our services revenues produce lower gross margins than our license and maintenance revenues; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	April 30, 2018	July 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$476,101	$263,176
Short-term investments	518,151	310,027
Accounts receivable	101,146	79,433
Prepaid expenses and other current assets	31,229	26,604
Total current assets	1,126,627	679,240
Long-term investments	164,206	114,585
Property and equipment, net	15,929	14,376
Intangible assets, net	103,001	71,315
Deferred tax assets, net	58,597	37,430
Goodwill	342,469	141,851
Other assets	21,704	20,104
TOTAL ASSETS	$1,832,533	$1,078,901
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,357	$13,416
Accrued employee compensation	43,427	48,882
Deferred revenues, current	113,894	91,243
Other current liabilities	12,016	10,075
Total current liabilities	188,694	163,616
Convertible senior notes, net	302,184	—
Deferred revenues, non-current	20,667	19,892
Other liabilities	1,121	2,112
Total liabilities	512,666	185,620
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,276,379	830,014
Accumulated other comprehensive loss	(6,598)	(5,796)
Retained earnings	50,078	69,055
Total stockholders’ equity	1,319,867	893,281
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,832,533	$1,078,901

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2018	2017	2018	2017
Revenues:
License and other	$50,359	$58,971	$164,673	$161,767
Maintenance	18,749	16,858	56,789	49,972
Services	71,361	47,607	190,966	121,445
Total revenues	140,469	123,436	412,428	333,184
Cost of revenues: (1)
License and other	9,742	5,208	25,497	10,419
Maintenance	3,828	3,480	10,888	9,884
Services	60,751	42,780	168,599	113,995
Total cost of revenues	74,321	51,468	204,984	134,298
Gross profit:
License and other	40,617	53,763	139,176	151,348
Maintenance	14,921	13,378	45,901	40,088
Services	10,610	4,827	22,367	7,450
Total gross profit	66,148	71,968	207,444	198,886
Operating expenses: (1)
Research and development	46,787	34,090	126,155	94,865
Sales and marketing	30,378	28,788	85,949	77,808
General and administrative	18,170	13,429	57,907	40,649
Total operating expenses	95,335	76,307	270,011	213,322
Loss from operations	(29,187)	(4,339)	(62,567)	(14,436)
Interest income	3,762	1,400	7,247	4,286
Interest expense	(2,228)	(6)	(2,239)	(6)
Other income (expense), net	(356)	11	1,040	(335)
Loss before income taxes	(28,009)	(2,934)	(56,519)	(10,491)
Provision for (benefit from) income taxes	20,613	(1,115)	46,572	(4,788)
Net loss	$(48,622)	$(1,819)	$(103,091)	$(5,703)
Net loss per share:
Basic	$(0.62)	$(0.02)	$(1.32)	$(0.08)
Diluted	$(0.62)	$(0.02)	$(1.32)	$(0.08)
Shares used in computing net loss per share:
Basic	78,777,484	74,175,603	78,246,146	73,731,132
Diluted	78,777,484	74,175,603	78,246,146	73,731,132

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended April 30,		Nine Months Ended April 30,
	2018	2017	2018	2017
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license revenue	$274	$90	$706	$231
Cost of maintenance revenues	462	416	1,398	1,265
Cost of services revenues	5,310	4,459	15,982	13,969
Research and development	7,236	4,508	19,845	13,625
Marketing and sales	4,527	3,992	13,768	12,498
General and administrative	6,030	3,732	16,795	12,073
Total stock-based compensation expense	$23,839	$17,197	$68,494	$53,661

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended April 30,		Nine Months Ended April 30,
	2018	2017	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(48,622)	(1,819)	$(103,091)	$(5,703)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,802	5,825	26,117	12,208
Amortization of debt discount and issuance costs	1,568	—	1,568	—
Stock-based compensation	23,839	17,197	68,494	53,661
Excess tax benefit from stock-based compensation	—	962	—	962
Deferred income tax	19,134	(1,162)	43,421	(6,779)
Amortization of premium on available-for-sale securities, and other non-cash items	(395)	333	(34)	1,201
Changes in operating assets and liabilities:
Accounts receivable	(464)	(24,922)	(16,809)	(25,745)
Prepaid expenses and other assets	1,167	(3,483)	(1,972)	(7,172)
Accounts payable	(265)	2,261	4,569	546
Accrued employee compensation	10,310	11,495	(7,237)	(3,589)
Other liabilities	82	(470)	886	(1,085)
Deferred revenues	4,013	15,671	20,703	33,032
Net cash provided by operating activities	20,169	21,888	36,615	51,537
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(424,490)	(52,150)	(535,310)	(343,761)
Sales of available-for-sale securities	106,370	144,159	276,686	442,830
Purchases of property and equipment	(90)	(619)	(4,710)	(3,236)
Capitalized software development costs	(1,081)	(374)	(1,850)	(374)
Strategic investment		(4,677)	—	(4,677)
Acquisitions of business, net of acquired cash	318	(154,056)	(130,058)	(187,590)
Net cash used in investing activities	(318,973)	(67,717)	(395,242)	(96,808)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of issuance costs	387,239	—	387,239	—
Proceeds from issuance of common stock, net of issuance costs	220,948	—	220,948	—
Purchase of capped calls	(37,200)	—	(37,200)	—
Proceeds from issuance of common stock upon exercise of stock options	328	1,385	1,055	3,419
Excess tax benefit (shortfall) from exercise of stock options and vesting of restricted stock units	—	(962)	—	(962)
Net cash provided by financing activities	571,315	423	572,042	2,457
Effect of foreign exchange rate changes on cash and cash equivalents	(1,697)	209	(490)	(602)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	270,814	(45,197)	212,925	(43,416)
CASH AND CASH EQUIVALENTS—Beginning of period	205,287	225,363	263,176	223,582
CASH AND CASH EQUIVALENTS—End of period	$476,101	$180,166	$476,101	$180,166

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data))

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended April 30,		Nine Months Ended April 30,
	2018	2017	2018	2017
Income (loss) from operations reconciliation:
GAAP loss from operations	$(29,187)	$(4,339)	$(62,567)	$(14,436)
Non-GAAP adjustments:
Stock-based compensation (1)	23,839	17,197	68,494	53,661
Amortization of intangibles (1)	7,669	4,219	20,114	7,313
Non-GAAP income from operations	$2,321	$17,077	$26,041	$46,538

Net income (loss) reconciliation:
GAAP net loss	$(48,622)	$(1,819)	$(103,091)	$(5,703)
Non-GAAP adjustments:
Stock-based compensation (1)	23,839	17,197	68,494	53,661
Amortization of intangibles (1)	7,669	4,219	20,114	7,313
Amortization of debt discount and issuance costs (2)	1,568	—	1,568	—
Tax impact on non-GAAP adjustments (3)	19,461	(7,316)	37,542	(21,243)
Non-GAAP net income	$3,915	$12,281	$24,627	$34,028

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$20,613	$(1,115)	$46,572	$(4,788)
Non-GAAP adjustments:
Stock-based compensation	6,470	5,503	19,661	17,172
Amortization of intangibles	2,081	1,350	5,716	2,340
Amortization of debt discount and issuance costs	426	—	426	—
Other income tax effects and adjustments	(28,438)	463	(63,345)	1,731
Non-GAAP tax provision	$1,152	$6,201	$9,030	$16,455

Earnings (loss) per share reconciliation:
GAAP loss per share - Diluted	$(0.62)	$(0.02)	$(1.32)	$(0.08)
Stock-based compensation	0.30	0.23	0.89	0.73
Amortization of intangibles acquired in business combinations	0.10	0.06	0.26	0.10
Amortization of debt discount and issuance costs	0.02	—	0.02	—
Tax impact of non-GAAP adjustments	0.25	(0.10)	0.48	(0.29)
Non-GAAP dilutive shares excluded from GAAP earnings (loss) per share calculation (4)	—	(0.01)	—	(0.01)
Non-GAAP earnings per share - Diluted	$0.05	$0.16	$0.33	$0.45

Shares used in computing non-GAAP per share amounts:
GAAP weighted average shares - Diluted	78,777,484	74,175,603	78,246,146	73,731,132
Non-GAAP dilutive shares excluded from GAAP loss per share calculation (4)	1,581,552	1,053,252	1,561,424	1,293,010
Pro forma weighted average shares - Diluted	80,359,036	75,228,855	79,807,570	75,024,142

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustment reflects the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustment reflects the tax benefit (provision) resulting from all non-GAAP adjustments.
(4) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on a Non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Fourth Quarter Fiscal 2018			Full Year Fiscal 2018
Outlook reconciliation: GAAP and non-GAAP operating income (loss)
GAAP operating income (loss)	45.5	-	51.5	(17.1)	-	(11.1)
Non-GAAP adjustments:
Stock-based compensation	24.6	-	25.6	92.1	-	95.1
Amortization of intangibles	7.1	-	7.6	27.0	-	28.0
Non-GAAP operating income	78.0	-	84.0	104.0	-	110.0

Outlook reconciliation: GAAP and non-GAAP net income (loss)
GAAP net income (loss)	65.8	-	74.5	(37.3)	-	(28.6)
Non-GAAP adjustments:
Stock-based compensation	24.6	-	25.6	92.1	-	95.1
Amortization of intangibles	7.1	-	7.6	27.0	-	28.0
Amortization of debt discount and issuance costs	2.9	-	2.9	4.5	-	4.5
Non-GAAP tax impact	(42.5)	-	(46.8)	(5.0)	-	(9.3)
Non-GAAP net income	58.8	-	63.2	83.3	-	87.7